September 2019 :: Investor Presentation

Disclaimer IMPORTANT: You must read the following information before continuing to the rest of the presentation. This presentation has been prepared by CURO Group Holdings Corp. and is being provided to you for informational purposes only. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include statements related to our expectations regarding the significant growth opportunities with sustainable competitive advantages for our business, our belief that market trends favor our business, our 2019 full year guidance and cash and liquidity flow outlook, our expectations regarding the impact of our reduction in force in the first quarter of 2019 and our expectations regarding the impact of recently-adopted accounting standards. In addition, words such as “as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions and judgments, including our ability to execute on our business strategy, our ability to capitalize on favorable market trends and our ability to accurately predict our future financial results. These assumptions and judgments may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There are important factors both within and outside of our control that could cause our actual results to differ materially from those in the forward-looking statements. These factors include our level of indebtedness; errors in our internal forecasts; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties would could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure or third parties who provide products, services or support to us; any failure of third-party-lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-part electronic payment solutions providers; disruption caused by employee or third-party theft and errors in our stores as well as other factors discussed in our filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. Non-GAAP Financial Measures In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are intended as a supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net earnings, cash flows provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets should not be considered as measures of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by reference to its GAAP results and using Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets as supplemental measures. Reconciliations of non-GAAP metrics utilized in this presentation to their closest GAAP measures can be found in slides 22 – 29. The presentation is confidential and may not be reproduced, redistributed, published or passed on to any other person, directly or indirectly, in whole or in part, for any purpose. This document may not be removed from the premises, and by accepting this document and attending the presentation, you agree to be bound by the foregoing limitations. If this document has been received in error it must be returned immediately to us. 2

CURO At a Glance Business Overview Large Geographic Footprint . Founded in 1997, CURO is a tech-enabled, multi-channel Store and multi-product consumer finance company serving a Online wide range of underbanked consumers in the U.S. and Both Canada, and a market leader in the industry based on British Alberta* Manitoba revenues Columbia* – Strong position in each of its markets New Brunswick Saskatchewan* – Rapidly gaining market share in large fragmented Ontario* WA* markets ND Nova Scotia* . Dominant storefront presence with 416 total locations OR ID WI RI – United States: 214 stores in 14 states WY OH – Canada: 202 stores in 7 provinces and territories NV* IL* UT VA . Large online lending presence CA* CO KS* MO* TN* OK SC – United States: 27 states AZ* NM AL* – Canada: Alberta, Nova Scotia, Ontario, MS* Saskatchewan and British Columbia AK TX* LA* HI Strong Brands Product and Channel Distribution Ancillary (% of 6/30/19 YTD Revenue) 5.7% Single-Pay (Canada) 7.1% Single- Pay (US) 9.9% Online Unsecured 55% 45% Installment 47.5% Stores Open End 19.9% Secured Installment 3 9.9%

Key Investment Highlights Leading large scale lender to underbanked consumers with track record of profitability across credit cycles with over 20 years of history Omni-channel platform, geographic footprint and diverse revenue base drive profitability and performance of business Large and growing addressable market that is underserved by traditional finance companies and banks Dynamic marketing strategy and proprietary analytics fuel customer growth and optimize customer acquisition cost Significant growth opportunities with sustainable competitive advantages Strong ability to successfully navigate and rapidly adapt to regulatory and competitive changes across all markets 4

Leading Large Scale Lender(1) To Underbanked Consumers With Track Record Of Profitability Across Credit Cycles 1997 – 2007 2008 – 2013 2014 – Present Focused branch development in Channel, product and Broad product diversification U.S. geographic diversification and brand development; omni- channel . Company founded with first . Began offering installment . Installment loan and open-end location in Riverside, loans credit product expansion California . Launched analytical brand . Launched online lending . Mobile optimized sites and marketing platforms apps . Expanded into additional . International expansion to . Refined best-in-class omni- states Canada channel platform Bespoke IT platform Raised over $2 billion of debt $17.4 billion of total credit development financing since 2008 extended since 2010 5 (1) Leading large-scale lender in terms of revenue.

Omni-Channel Platform Supports “Call, Click or Come-In” Source customers from a broad base with high retention rates Storefront Digital / Mobile Category-killer stores promote brand awareness Synergistic lead funnel for storefront channel Distinctive and recognizable branding Enhances customer experience Convenient locations with many open 7 days/week Over 86% of web visitors are on mobile (1) Higher approval rates with better credit performance Site to store: over 71,000 loans in Q2 2019 (2) (1) Through June 30, 2019. 6 (2) New and reactivated customers

Comprehensive Product Offerings And Diversified Revenue(1) Unsecured Secured Open-End Single-Pay Installment Installment (Line of Credit) Online & in-store: Online & in-store: Online: KS,TN,ID,UT, VA, Online and in-store: Channel 14 U.S. states and 7 U.S. states MO, DE, RI and Canada 12 U.S. states & Canada Canada In-store: KS,TN & Canada Average Loan (2) (2) Size $648 $1,380 $861 $318 Revolving / Up to 60 months Up to 42 months Up to 62 days Duration Open-ended Average monthly Average monthly Daily interest rates ranging Fees ranging from $13 15.7% 11.8% Pricing interest rate(3) interest rate(3) from 0.13% to 0.99% to $25 per $100 borrowed Loans $230 million(2) $88 million(2) $283 million $76 million Receivable Q2 2019 YTD Consolidated Revenue Increasing Installment & Open-End Focus (% of revenue) (% of revenue) Installment & open-end 77.3% 78% $542 59% Ancillary million 5.7% 19% Canada Single-pay 7.1% U.S. FY 2010 FY 2016 Q2 2019 Single-pay 9.9% (1) As of 6/30/19 7 (2) Includes CSO loans. (3) Weighted average of the contractual interest rates for the portfolio as of 6/30/19. Excludes CSO.

Large Addressable Market Is Underserved

Large Total Addressable Market

- Combined estimated 125 million potential underbanked borrowers (1)
- 39% of American adults could not cover an emergency expense of $400 (2)
- 12% of credit-active Canadian adults are considered sub-prime, in the 300-639 FICO score range (3)

Favorable Customer Trends

- 63% of respondents in a recent study do the majority of banking online and 43% conduct transactions using a mobile banking app (4)
- Growing preference towards installment loan products
  - Growth in funded online installment loans has increased nearly 500% since 2013 vs. online single-pay loans which have increased less than 100% (5)

Providers of credit to U.S. population by FICO band(6)



20.7%
19.0%
17.1%
13.2%
10.0%
8.5%
6.8%
4.7%
> 800
750–799
700–749
650–699
600–649
550–599
500–549
< 500



Banks
Specialized consumer lenders
Credit unions
Marketplace lenders
Credit cards
Broker dealers
Marketplace lenders
Specialized consumer lenders
Non-prime Credit cards

As many as 121 million Americans are underserved by traditional finance companies

(1) In the U.S. (CSFI report, "2017 Financially Underserved Market Size Study") and Canada (internal / TransUnion)
(2) May 2019 Federal Reserve System Board of Governors Report on the Economic Well-Being of U.S. Households in 2018
(3) TransUnion Industry Insights Summary, 4th Quarter 2018
(4) 2017 TSYS U.S. Consumer Payments Study
(5) Clarity Services Inc. 2018 Alternative Financial Services Lending Trends; 2013 indexed at 100 for comparative growth illustration; funded loan volume measure in dollars.
(6) April 2017; FICO.

8

Market Trends Favoring CURO Underserved Market with Solid Financial Condition People are Working No early indicators of employment slippage Unemployment rate at historically low level Initial jobless claims also remain historically low 12.0% 800,000 11.0% 700,000 10.0% 9.0% 600,000 8.0% 500,000 7.0% 400,000 6.0% 5.0% 300,000 4.0% 200,000 3.0% 2.0% 100,000 Source: Bureau of Labor Statistics through July 2019. Source: Bureau of Labor Statistics through 8/3/19. Wage growth is strongest for our customer base Consumer Confidence remains strong 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% <$15 $15 - 22.50 $22.50 - $30 $30 - $45 $45 9 Source: Department of Labor, Goldman Sachs Global Investment Research; nominal wage growth over last year (3 month average).

Financial Summary 10

Financial Results At A Glance ($Millions) Gross Combined Loans Receivable Q2 2019 was highlighted by 38.2% YOY loan growth . Grew $187.2 million (+38%) vs. Q2 2018 (excluding addition of past due Open-end and 11.4% QTD revenue growth loans, loans grew $150.8 million or 30.8%) Revenue 3 months ended 6 months ended Q2 2018 YTD performance commentary June 30, June 30, . Year-over-year QTD revenue growth of ($ in millions) 2019 2018 Growth % 2019 2018 Growth % 11.4% . Open-End revenue grew 101.9% QTD year- Revenue $264.3 $237.2 11.4% $542.2 $488.0 11.1% over-year on organic growth in the U.S. and introduction of Open-End products in Virginia and Canada (excluding impact of past due Open-end loans, Open-End revenue grew Gross margin $81.2 $77.3 5.0% $186.7 $183.2 1.9% $16.0 or 58.8%) Adjusted EBITDA(1) $53.7 $51.1 5.0% $126.5 $127.9 (1.0%) Gross Margin . Improved 5.0% QTD year-over-year; loss Adj. net income(1) $24.4 $20.8 17.3% $62.4 $58.0 7.5% provision comparisons were affected by adjustments to allowance coverage levels in the prior year (Q2 2018), the Q1 2019 Open- End Loss Recognition Change and loss provisioning on higher sequential loan 2019 Full Year Guidance Raised in Q2 Earnings Release (3) growth. . Revenue in the range of $1.154 to 1.170 billion . Adjusted Net Income in the range of $120 million to $135 million Corporate Expenses(2) . Adjusted EBITDA in the range of $250 million to $265 million . Grew 3.5% vs. Q2 2018 (excluding items added . Estimated tax rate of 25% to 27% for the full year back to determine Adjusted Net Income) on . Adjusted Diluted Earnings per Share of $2.55 to $2.80 higher variable compensation (1) Refer to slides 23 and 22 for reconciliation of Adjusted Net Income and Adjusted EBITDA to their closest GAAP measures, Net Income. (2) Corporate, district and other expense as defined in the Company’s Annual Report on Form 10-K filed on March 18, 2019; refer to slide 26 for 11 reconciliation of Corporate, district and other expenses excluding items added back to determine Adjusted Net Income to its closest GAAP measure. (3) Refer to slide 27 for reconciliation of Non-GAAP Guidance metrics to their closest GAAP measures.

Historical Financial Summary Gross Combined Loans Receivable quarterly comparison(1) ($Millions) Unsecured Installment Open-end Secured Installment Single-pay CSO $677 $652 $617 $615 $67 $80 $62 $79 $76 $490 $81 $492 $70 $77 $85 $447 $426 $79 $69 $93 $81 $395 $71 $91 $57 $341 $347 $85 $62 $95 $290 $90 $82 $58 $253 $273 $68 $283 $86 $85 $207 $89 $184 $241 $59 $76 $53 $85 $80 $45 $85 $76 $48 $91 $89 $32 $88 $67 $52 $80 $63 $27 $26 $56 $51 $52 $30 $182 $185 $190 $169 $160 $162 $165 $28 $144 $156 $26 $27 $121 $94 $51 $54 $59 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 (1) Gross combined loans receivable is sum of Company-owned gross loans receivable and gross loans receivable guaranteed by the Company. 12

U.S. Income Statement

($Millions)

U.S	2019				2018						2017					
	Q2		Q1		Full Year		Q2		Q1		Full Year		Q2		Q1	
Revenue	$ 210.0	100%	$ 226.1	100%	$ 853.1	100%	$ 190.1	100%	$ 204.6	100%	$ 737.7	100%	$ 163.8	100%	$ 174.3	100%
Provision for losses	92.6	44%	85.0	38%	348.6	41%	72.0	38%	64.3	31%	267.5	36%	52.0	32%	49.2	28%
Net revenue	117.5	56%	141.1	62%	504.5	59%	118.1	62%	140.3	69%	470.2	64%	111.8	68%	125.1	72%
Advertising costs	11.2	5%	6.4	3%	48.8	6%	12.4	7%	5.2	3%	36.1	5%	7.9	5%	4.7	3%
Non-advertising COPS	41.2	20%	45.0	20%	170.9	20%	41.7	22%	43.8	21%	166.9	23%	40.8	25%	43.3	25%
Total cost of providing services	52.4	25%	51.3	23%	219.7	26%	54.1	28%	48.9	24%	203.0	28%	48.7	30%	48.0	28%
Gross margin	65.1	31%	89.8	40%	284.8	33%	64.0	34%	91.3	45%	267.2	36%	63.1	39%	77.1	44%
Corporate, district and other	33.4	16%	43.9	19%	112.8	13%	28.2	15%	30.5	15%	120.8	16%	28.0	17%	25.0	14%
Interest expense	14.6	7%	14.7	7%	80.4	9%	20.5	11%	22.3	11%	82.5	11%	18.4	11%	23.3	13%
Loss on extinguishment of debt	-		-		90.6		-		11.7		12.5		-		12.5	
Segment operating income	17.0		31.2		1.1		15.4		26.8		51.5		16.7		16.3	
Adjusted EBITDA	$ 42.0	20%	$ 61.2	27%	$ 193.9	23%	$ 41.3	22%	$ 66.0	32%	$ 180.1	24%	$ 41.8	26%	$ 57.8	33%
Corporate, district and other	33.4	16%	43.9	19%	112.8	13%	28.2	15%	30.5	15%	120.8	16%	28.0	17%	25.0	14%
Restructuring costs (2)	-		1.6		-		-		-		-		-		-	
U.K. redress and related costs (2)	0.7		7.8		-		-		-		-		-		-	
Legal settlements (2)	-		-		(0.4)		-		-		4.3		2.0		-	
Transaction-related costs (3)	-		-		-		-		-		5.6		0.1		2.3	
Share-based compensation (4)	2.6		2.2		8.2		2.2		1.8		10.3		1.2		0.1	
Other adjustments (5)	(0.1)		(0.1)		0.2		(0.1)		(0.1)		(0.1)		(0.0)		0.0	
Impairment of equity method investment	3.7		-		-		-		-		-		-		-	
Adjusted Corporate, district and other	26.5	13%	32.4	14%	104.7	12%	26.1	14%	28.7	14%	100.7	14%	24.7	15%	22.7	13%

- Provision as a percentage of revenue has trended upward over the past several years because of mix shift to lower-yielding, higher-dollar loan products.
- 2019 vs. 2018 comparisons for the provision for losses are affected by changes in allowance coverage levels in the second quarter and first half of 2018, the Q1 2019 Open-End Loss Recognition Change and loan growth.
- Corporate, district and other expenses in Q2 2019 were slightly elevated compared to Q2 2018 because of higher variable compensation expense.

NOTE: See slide 28 for reconciliation of Adjusted EBITDA to its closest comparable GAAP measure, Segment Operating Income and explanation of tick marks

13

Transition To Multi-Pay Loans In Canada ($Millions) Gross Combined Loans Receivable 400% Single Pay Gross AR Multi Pay Gross AR Single Pay Yield Multi Pay Yield $269 350% $232 300% $210 $194 250% $234 200% $122 $198 $173 $91 $157 $105 $103 150% $99 $75 $52 $52 $67 $49 $54 100% $43 $75 $32 $2 $23 50% $50 $50 $53 $44 $43 $48 $49 $47 $36 $37 $33 $35 0% Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 14

Successful product transition is fueling Canada earnings growth

Canada Income Statement	2019 Q2	2019 Q1	2018 Full Year	2018 Q4	2018 Q3	2018 Q2	2018 Q1	2017 Full Year	2017 Q4	2017 Q3	2017 Q2	2017 Q1
Revenue	$ 54.3	$ 51.8	$ 191.9	$ 52.4	$ 46.2	$ 47.0	$ 46.3	$ 186.4	$ 50.6	$ 50.7	$ 43.6	$ 41.6
Provision for losses	19.5	17.4	73.0	21.6	24.4	14.4	12.6	45.1	8.8	15.7	10.3	10.2
Net revenue	34.8	34.4	118.9	30.8	21.8	32.7	33.7	141.3	41.8	34.9	33.3	31.3
Advertising costs	1.6	1.4	10.5	1.4	3.7	2.7	2.7	10.4	3.5	2.9	2.3	1.8
Non-advertising costs of providing services	17.1	17.3	67.8	17.1	17.6	16.7	16.5	63.0	16.3	16.4	15.1	15.3
Total cost of providing services	18.7	18.7	78.3	18.4	21.3	19.4	19.2	73.4	19.7	19.3	17.3	17.0
Gross margin	16.1	15.7	40.6	12.4	0.5	13.3	14.5	68.0	22.0	15.6	16.0	14.3
Corporate, district and other	5.6	5.2	19.6	4.8	5.1	4.8	4.9	17.0	4.5	4.7	4.4	3.4
Interest expense	2.4	3.0	4.0	2.7	1.2	0.0	0.1	0.2	0.1	0.1	0.1	0.0
Total operating expense	8.0	8.2	23.6	7.6	6.4	4.8	5.0	17.2	4.6	4.7	4.4	3.4
Segment operating income	8.1	752%	17.0	4.8	(5.9)	8.5	9.5	50.8	17.4	10.9	11.5	10.9
Adjusted EBITDA	$ 11.7	$ 11.7	$ 25.9	$ 8.8	$ (3.4)	$ 9.8	$ 10.7	$ 54.6	$ 18.4	$ 12.0	$ 12.5	$ 11.7

- Upfront loss provisioning on outsized sequential loan growth and related elevated advertising expense for Ontario (Greater-Toronto market) transition was dilutive to Q3 of 2018
- Sequential loan growth, advertising expense have normalized and net charge-off ("NCO") rates have improved sequentially leading to post-Ontario transition margin expansion

NOTE: See slide 29 for reconciliation of Adjusted EBITDA to its closest comparable GAAP measure, Segment Operating Income

15

Quarterly Net Charge-off Rates NCO Rates by Country – All Products 25.0% 20.0% U.S NCO rate slightly higher 15.0% due to credit line increases, channel shift to online and expansion to new states 10.0% Canada NCO rate lower on 5.0% product mix shift to Open-End 0.0% U.S. Canada Consolidated Q2 2018 Q2 2019 Consolidated Quarterly NCO Rate by Product 50.0% Unsecured Installment NCO rates affected by (i) mix shift 40.0% away from Canada, (ii) credit line increases (accretive to net 30.0% revenue but drives up NCO rates early in the vintages) and 20.0% (iii) Avio immature portfolio 10.0% Open-End driven by product expansion in Canada at lower 0.0% relative NCO rates and Virginia Unsecured Secured Open-end CSO Single-Pay Total seasoning Installment Installment Q2 2018 Q2 2019 16

Cash Flow, Liquidity and Share Repurchases ($Millions) At Midpoint of Implied Free Cash Flow and Excess Cash Flow 2019 Guidance Block Share Repurchase (1) Adjusted EBITDA $ 257.5 • Purchased 2 million shares in private Cash interest (70.0) transaction directly from private equity sponsor Cash tax (20.0) at 3% discount to market close ($13.55) Capex (15.0) • Executed effective August 30, 2019 Implied FCF $ 152.5 • Funded through cash on hand and borrowing Implied Cash to Fund Loan Growth: on U.S. revolver US (20.0) CAN (at June 30, 2019 drawn level) (45.0) Implied Excess Cash Flow $ 87.5 6/30/2019 Total Liquidity 9/30/2018 12/31/2018 3/31/2019 6/30/2019 Pro Forma (2) Excess Cash $ 79.8 $ 6.5 $ 29.2 $ 38.0 $ 3.0 Undrawn US Revolver - 30.0 50.0 50.0 50.0 CAN Revolver 7.5 7.2 7.2 7.4 7.4 CAN SPV (3) - - 29.0 67.2 67.2 Total Liquidity $ 87.3 $ 43.7 $ 115.4 $ 162.6 $ 127.6 • Block Share Repurchase does not the impact amount available for share repurchases under the April 2019 Share Repurchase Program • The Company expects Fully-Diluted Weighted Average Shares Outstanding for the three months ended September 30, 2019 in the range of 46 million to 46.5 million after considering (a) repurchases under the 2019 Share Repurchase Program through quarter end and (b) the effect of dilutive securities at current share price levels. (1) Refer to slide 27 for reconciliation of 2019 Outlook Net Income to Adjusted Net Income and Net Income to Adjusted EBITDA. (2) 6/30/19 Pro Forma gives effect to the Block Share Repurchase (3) Liquidity from Canada SPV determined by actual availability using the borrowing base as of the dates shown; total capacity based upon commitments and accordion 17 if the borrowing base was maximized was $93.8m, $65.7m, $65.6m and $29.3m as of September 30, 2018, December 31, 2018, March 31, 2019, and June 30, 2019, respectively.

Consolidated Summary Balance Sheet

($Millions)

($ in millions)	December 31, 2016	December 31, 2017	December 31, 2018	June 30, 2018	June 30, 2019
Cash	$ 182.9	$ 153.5	$ 61.2	$ 107.5	$ 92.3
Restricted cash	4.5	8.5	25.4	8.9	33.7
Gross loans receivable	273.2	413.2	571.5	420.6	609.6
Less: allowance for loan losses	(36.9)	(64.1)	(74.0)	(54.0)	(101.9)
Loans receivable, net	236.3	349.1	497.5	366.6	507.7
PP&E net	93.0	85.6	76.8	79.0	73.0
ROU asset	-	-	-	-	141.0
Goodwill and intangibles	147.2	150.3	149.1	147.1	151.1
Other assets	63.6	55.1	74.8	52.4	86.6
Total assets	$ 727.4	$ 802.1	$ 884.8	$ 761.5	$ 1,085.4
Senior notes and revolver	$ 538.4	$ 585.8	$ 696.6	$ 512.1	$ 677.5
ABL facilities	86.5	120.4	107.5	114.7	91.0
ROU liability	-	-	-	-	148.8
Other liabilities	111.2	136.9	125.1	133.2	110.7
Total liabilities	$ 736.1	$ 843.1	$ 929.3	$ 760.0	$ 1,028.0
Total stockholders' equity / (deficit)	$ (8.7)	$ (41.0)	$ (44.5)	$ 1.5	$ 57.4
LTM adjusted ROAA [(1)]	11.3%	11.3%	10.9%	11.9%	9.8%
Debt / LTM adjusted EBITDA [(1)]	3.2x	3.0x	3.7x	2.7x	3.5x
Net Debt / LTM adjusted EBITDA [(2)]	2.7x	2.5x	3.2x	2.1x	3.1x

- August 2018 issuance of $690.0 million of 8.25% Senior Secured Notes due 2025 to (a) redeem remaining $527.5 million of our 12.00% Senior Secured Notes due 2022 and (b) fully extinguish the $122.4 million Non-Recourse U.S. SPV Facility.
- Closed Canadian SPV facility in August 2018 (CAD$175 million capacity) to finance Canadian loan growth
- Expanded Senior Revolver to $50 million in the fourth quarter of 2018
- $50 million Share Repurchase Program authorized in April 2019

Note: Debt balances are reflected net of deferred interest costs. Subtotals may not sum due to rounding.
(1) Refer to slides 22 and 23 for reconciliation of Adjusted EBITDA and Adjusted Net Income to their closest GAAP measures, Net Income.
(2) Net Debt excludes U.S. and Canada SPV debt.

18

Key Investment Highlights Leading large scale lender to underbanked consumers with track record of profitability across credit cycles with over 20 years of history Omni-channel platform, geographic footprint and diverse revenue base drive profitability and performance of business Large and growing addressable market that is underserved by traditional finance companies and banks Dynamic marketing strategy and proprietary analytics fuel customer growth and optimize customer acquisition cost Significant growth opportunities with sustainable competitive advantages Strong ability to successfully navigate and rapidly adapt to regulatory and competitive changes across all markets 19

Appendix 20

Curo Loan Balances and Quarterly Yields

($Millions)



Consolidated AR and Quarterly Yield
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019
UI SI CSO OE SP Yield

21

Historical Consolidated Adjusted EBITDA Reconciliation

($Millions)

	3 Months endings June 30,		6 Months endings June 30,	
	2018	2019	2018	2019
Net Income from continuing operations	$ 18.7	$ 17.7	$ 43.6	$ 46.3
Provision for Income Taxes	5.2	7.5	16.6	17.5
Interest Expense	20.5	17.0	42.8	34.7
Depreciation and Amortization	4.5	4.7	9.0	9.6
EBITDA	$ 48.8	$ 46.8	$ 112.1	$ 108.1
Loss on extinguishment of debt (1)	-	-	11.7	-
Restructuring costs (2)	-	-	-	1.8
U.K. related costs (3)	-	0.7	-	8.5
Impairment of equity method investment (4)	-	3.7	-	3.7
Share-based cash and non-cash compensation (5)	2.2	2.6	4.0	4.8
Other Adjustments (6)	0.1	(0.2)	0.0	(0.4)
Adjusted EBITDA	$ 51.1	$ 53.7	$ 127.9	$ 126.5
Adjusted EBITDA Margin	21.6%	20.3%	26.2%	23.3%

(1) For the six months ended June 30, 2018, the $11.7 million of loss on extinguishment of debt was for the redemption of $77.5 million of the CURO Financial Technologies Corp.'s ("CFTC") 12.00% Senior Secured Notes due 2022.

(2) Restructuring costs of $1.8 million for the six months ended June 30, 2019 were due to eliminating 121 positions in North America. The store employee reductions help better align store staffing with in-store customer traffic and volume patterns, as more of our growth comes from online channels and as store customers require less time in stores as they conduct more of the follow-up activities online. The elimination of certain corporate positions related to efficiency initiatives and has allowed the Company to reallocate investment to strategic growth activities.

(3) U.K. related costs of $8.5 million for the six months ended June 30, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $0.9 million for other costs.

(4) During April through July of 2019, Cognical Holdings ("Zibby") completed an equity raising round at a value per share less than the value per share raised in prior raises. This round included additional investments from existing shareholders and investments by new investors and is considered indicative of the fair value of shares in Zibby. Accordingly, we recognized a $3.7 million impairment in our investment in Zibby to adjust it to market value. As of June 30, 2019, we owned approximately 30% of the outstanding shares of Zibby on a fully diluted basis.

(5) We approved the adoption of share-based compensation plans during 2010 and 2017 for key members of senior management. The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.

(6) Other adjustments include deferred rent and the intercompany foreign exchange impact. Deferred rent represents the non-cash component of rent expense.

22

Historical Consolidated Adjusted Net Income Reconciliation

($Millions)

	3 Months endings June 30,		6 Months endings June 30,	
	2018	2019	2018	2019
Net Income from continuing operations	$ 18.7	$ 17.7	$ 43.6	$ 46.3
Loss on extinguishment of debt (1)	-	-	11.7	-
Restructuring costs (2)	-	-	-	1.8
U.K. related costs (3)	-	0.7	-	8.5
Impairment of equity method investment (4)	-	3.7	-	3.7
Share-based cash and non-cash compensation (5)	2.2	2.6	4.0	4.8
Intangible asset amortization	0.6	0.8	1.3	1.6
Impact of tax law changes (6)	-	-	1.8	-
Cumulative tax effect of adjustments	(0.7)	(1.1)	(4.4)	(4.3)
Adjusted net income from continuing operations	$ 20.8	$ 24.4	$ 58.0	$ 62.4
Net income from continuing operations	$ 18.7	$ 17.7	$ 43.6	$ 46.3
Diluted Weighted Average Shares Outstanding	48.0	47.1	47.8	47.3
Diluted Earnings per Share from Continuing Operations	$ 0.39	$ 0.38	$ 0.92	$ 0.98
Per share impact of adjustments to net income	$ 0.04	$ 0.14	$ 0.29	$ 0.34
Adjusted Diluted Earnings per Share from Continuing Operations	$ 0.43	$ 0.52	$ 1.21	$ 1.32

(1) For the six months ended June 30, 2018, the $11.7 million of loss on extinguishment of debt was for the redemption of $77.5 million of the CURO Financial Technologies Corp.'s ("CFTC") 12.00% Senior Secured Notes due 2022.

(2) Restructuring costs of $1.8 million for the six months ended June 30, 2019 were due to eliminating 121 positions in North America. The store employee reductions help better align store staffing with in-store customer traffic and volume patterns, as more of our growth comes from online channels and as store customers require less time in stores as they conduct more of the follow-up activities online. The elimination of certain corporate positions related to efficiency initiatives and has allowed the Company to reallocate investment to strategic growth activities.

(3) U.K. related costs of $8.5 million for the six months ended June 30, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $0.9 million for other costs.

(4) During April through July of 2019, Cognical Holdings ("Zibby") completed an equity raising round at a value per share less than the value per share raised in prior raises. This round included additional investments from existing shareholders and investments by new investors and is considered indicative of the fair value of shares in Zibby. Accordingly, we recognized a $3.7 million impairment in our investment in Zibby to adjust it to market value. As of June 30, 2019, we owned approximately 30% of the outstanding shares of Zibby on a fully diluted basis.

(5) We approved the adoption of share-based compensation plans during 2010 and 2017 for key members of senior management. The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.

(6) As a result of the Tax Cuts and Jobs Act of 2017 ("2017 Tax Act"), which became law on December 22, 2017, we provided an estimate of the new repatriation tax as of December 31, 2017. Subsequent to further guidance published in the first quarter of 2018, we booked additional tax expense of $1.2 million for the 2017 repatriation tax. Additionally, the 2017 Tax Act provided for a new GILTI ("Global Intangible Low-Taxed Income") tax starting in 2018 and we estimated and provided tax expense of $0.6 million as of June 30, 2018.

23

Historical Gross Combined Loan Receivables And Adjusted ROAA Reconciliations Year ending Six months ending (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Jun. 30, 2018 Jun. 30, 2019 Company-owned gross loans receivable $273.2 $413.2 $571.6 $420.6 $609.6 Gross loans receivable guaranteed by the Company 68.0 78.8 80.4 69.2 67.3 Gross combined loans receivable $341.2 $492.0 $652.0 $489.8 $676.9 Six months ending (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Jun. 30, 2018 Jun. 30, 2019 Total assets $727.4 $802.1 $884.8 $761.5 $1,085.4 Average assets 661.7 764.8 843.4 811.5 985.1 LTM Adjusted Net Income from Continuing Operations 74.5 86.8 92.3 96.9 96.7 LTM Adjusted ROAA 11.3% 11.3% 10.9% 11.9% 9.8% Note: Subtotals may not sum due to rounding. The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure 24 including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we provide a guarantee to the lender.

Adjusted Pre-tax income And Adjusted tax Expense Reconciliations ($Thousands) For the 3 Months Ended For the 6 Months Ended June 30, 2018 June 30, 2019 June 30, 2018 June 30, 2019 Pre-tax income $ 23,896 $ 25,120 $ 60,276 $ 63,839 Loss on extinguishment of debt (1) - - 11,683 - Restructuring and other costs (2) - - - 1,752 U.K. related costs (3) - 679 - 8,496 Impairment of equity method investment (4) - 3,748 - 3,748 Share-based cash and non-cash compensation (5) 2,181 2,644 4,023 4,816 Intangible asset amortization 640 761 1,303 1,557 Adjusted pre-tax income $ 26,717 $ 32,952 $ 77,285 $ 84,208 Tax expense $ 5,178 $ 7,453 $ 16,645 $ 17,499 Impact of tax law changes (6) - - 1,800 - Cumulative tax effect of adjustments (705) (1,062) (4,394) (4,322) Adjusted tax expense $ 5,883 $ 8,515 $ 19,239 $ 21,821 Adjusted tax expense / Adjusted pre-tax income 22.0% 25.8% 24.9% 25.9% 25 Refer to slide 23 for explanation of footnotes referenced above.

Adjusted Corporate District and Other Expense Reconciliation ($Thousands) For the 3 Months Ended For the 6 Months Ended June 30, 2018 June 30, 2019 June 30, 2018 June 30, 2019 Corporate, district and other $ 32,980 $ 39,038 $ 68,409 $ 88,126 Restructuring costs (2) - - - 1,752 U.K. related costs (3) - 679 - 8,496 Impairment of equity method investment (4) - 3,748 - 3,748 Share-based cash and non-cash compensation (5) 2,181 2,644 4,023 4,816 Intangible asset amortization 640 761 1,303 1,557 Adjusted corporate, district and other $ 30,159 $ 31,206 $ 63,083 $ 67,757 26 Refer to slide 23 for explanation of footnotes referenced above.

Guidance Metrics Reconciliations Fiscal 2019 Outlook Year Ending December 31, 2019 Low High Net income from Continuing Operations $ 100,000 $ 115,000 Adjustments: Non-cash rent expense and foreign currency exchange rate impact (1) (2) - - Restructuring costs (3) 1,750 1,750 U.K. related costs (4) 8,500 8,500 Impairment of equity method investment 3,750 3,750 Share-based cash and non-cash compensation 9,000 9,000 Intangible asset amortization 2,500 2,500 Cumulative tax effect of adjustments (5,500) (5,500) Adjusted Net Income from Continuing Operations $ 120,000 $ 135,000 Diluted Weighted Average Shares Outstanding 47,100 48,200 Diluted Earnings per Share from Continuing Operations $ 2.12 $ 2.39 Per Share impact of adjustments to Net Income $ 0.43 $ 0.41 Adjusted Diluted Earnings per Share from Continuing Operations $ 2.55 $ 2.80 Net income from Continuing Operations $ 100,000 $ 115,000 Provision for income taxes 38,250 38,250 Interest expense 70,000 70,000 Depreciation and amortization 18,750 18,750 EBITDA $ 227,000 $ 242,000 Non-cash rent expense and foreign currency exchange rate impact (1) (2) - - Restructuring costs (3) 1,750 1,750 U.K. related costs (4) 8,500 8,500 Impairment of equity method investment 3,750 3,750 Share-based cash and non-cash compensation 9,000 9,000 Adjusted EBITDA $ 250,000 $ 265,000 (1) The Company has historically excluded the impact of non-cash interest from adjusted earnings metrics. With the adoption of ASU 842, effective January 1, 2019, the Company anticipates the difference between GAAP rent expense and cash rent paid will grow. However, the Company will continue to adjust for this difference. (2) The Company has historically excluded the impact of foreign currency translation and hedges from adjusted earnings metrics; the Company does not include the impact of any hedge settlement or realized currency gains or losses in its outlook. (3) Restructuring costs of $1.8 million for the six months ended June 30, 2019 were due to eliminating 121 positions in North America. The store employee reductions help better align store staffing with in-store customer traffic and volume patterns, as more of our growth comes from online channels and as store customers require less time in stores as they conduct more of the follow-up activities online. The elimination of certain corporate positions related to efficiency initiatives and has allowed the Company to reallocate investment to strategic growth activities. (4) U.K. redress and related costs of $8.5 million for the six months ended June 30, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which includes $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $0.9 million for other costs. 27

US Segment – AEBITDA Reconciliation to Segment OI

U.S	2019 Q2		2019 Q1		2018 Full Year		2018 Q2		2018 Q1		2017 Full Year		2017 Q2		2017 Q1	
Revenue	$ 210.0	100%	$ 226.1	100%	$ 853.1	100%	$ 190.1	100%	$ 204.6	100%	$ 737.7	100%	$ 163.8	100%	$ 174.3	100%
Provision for losses	92.6	44%	85.0	38%	348.6	41%	72.0	38%	64.3	31%	267.5	36%	52.0	32%	49.2	28%
Net revenue	117.5	56%	141.1	62%	504.5	59%	118.1	62%	140.3	69%	470.2	64%	111.8	68%	125.1	72%
Advertising costs	11.2	5%	6.4	3%	48.8	6%	12.4	7%	5.2	3%	36.1	5%	7.9	5%	4.7	3%
Non-advertising COPS	41.2	20%	45.0	20%	170.9	20%	41.7	22%	43.8	21%	166.9	23%	40.8	25%	43.3	25%
Total cost of providing services	52.4	25%	51.3	23%	219.7	26%	54.1	28%	48.9	24%	203.0	28%	48.7	30%	48.0	28%
Gross margin	65.1	31%	89.8	40%	284.8	33%	64.0	34%	91.3	45%	267.2	36%	63.1	39%	77.1	44%
Corporate, district and other expenses	33.4	16%	43.9	19%	112.8	13%	28.2	15%	30.5	15%	120.8	16%	28.0	17%	25.0	14%
Interest expense	14.6	7%	14.7	7%	80.4	9%	20.5	11%	22.3	11%	82.5	11%	18.4	11%	23.3	13%
Loss on extinguishment of debt	-		-		90.6		-		11.7		12.5		-		12.5	
Segment operating income	17.0		31.2		1.1		15.4		26.8		51.5		16.7		16.3	
Interest expense	14.6		14.7		80.4		20.5		22.3		82.5		18.4		23.3	
Depreciation and amortization	3.4	2%	3.7	2%	13.8	2%	3.4	2%	3.4	2%	13.6	2%	3.4	2%	3.4	2%
EBITDA	35.1		49.6		95.3		39.2		52.5		147.6		38.5		43.0	
Loss on extinguishment of debt (1)	-		-		90.6		-		11.7		12.5		-		12.5	
Restructuring costs (2)	-		1.6		-		-		-		-		-		-	
U.K. related costs (3)	0.7		7.8		-		-		-		-		-		-	
Impairment of equity method investment (4)	3.7		-		-		-		-		-		-		-	
Share-based compensation (5)	2.6	1%	2.2	1%	8.2	1%	2.2	1%	1.8	1%	10.3	1%	1.2	1%	0.1	0%
Legal matters (6)	-		-		(0.4)		-		-		4.3		2.0		-	
Transaction-related costs (7)	-		-		-		-		-		5.6		0.1		2.3	
Other adjustments (8)	(0.1)		(0.1)		0.2		(0.1)		(0.1)		(0.1)		(0.0)		0.0	
Adjusted EBITDA	$ 42.0	20%	$ 61.2	27%	$ 193.9	23%	$ 41.3	22%	$ 66.0	32%	$ 180.1	24%	$ 41.8	26%	$ 57.8	33%

(1) For the year ended December 31, 2018, the $90.6 million of loss on extinguishment of debt was comprised of (a) $11.7 million incurred in the first quarter of 2018 for the redemption of $77.5 million of the CFTC 12.00% Senior Secured Notes due 2022, (b) $69.2 million incurred in the third quarter of 2018 for the redemption of the remaining $525.7 million of these notes and (c) $9.7 million incurred in the fourth quarter of 2018 for the redemption of the Non-Recourse U.S. SPV Facility. The $69.2 million of loss on extinguishment incurred in the third quarter was comprised of a $54.0 million make whole premium and $15.2 million of deferred financing costs, net of premium/discounts. For the year ended December 31, 2017, the $12.5 million loss from the extinguishment of debt was due to the redemption of CURO Intermediate Holding Corp.'s ("CURO Intermediate") 10.75% Senior Secured Notes due 2018 and the 12.00% Senior Cash Pay Notes due 2017.

(2) Restructuring costs for the six months ended June 30, 2019 were due to eliminating 121 positions in North America. The store employee reductions help better align store staffing with in-store customer traffic and volume patterns, as more of our growth comes from online channels and as store customers require less time in stores as they conduct more of the follow-up activities online. The elimination of certain corporate positions relate to efficiency initiatives and will allow the Company to reallocate investment to strategic growth activities.

(3) U.K. related costs of $8.5 million for the six months ended June 30, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $0.9 million for other costs.

(4) During April through July of 2019, Cognical Holdings ("Zibby") completed an equity raising round at a value per share less than the value per share raised in prior raises. This round included additional investments from existing shareholders and investments by new investors and is considered indicative of the fair value of shares in Zibby. Accordingly, we recognized a $3.7 million impairment in our investment in Zibby to adjust it to market value. As of June 30, 2019, we owned approximately 30% of the outstanding shares of Zibby on a fully diluted basis.

(5) We approved the adoption of share-based compensation plans during 2010 and 2017 for key members of senior management. The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.

(6) Legal matters for the year ended December 31, 2018 includes (a) a $1.8 million reduction of the liability related to our offer to reimburse certain bank overdraft or non-sufficient funds fees because of possible borrower confusion about certain electronic payments we initiated on their loans, (b) a securities class action lawsuit and (c) settlement of certain matters in California and Canada. Legal settlements for the year ended December 31, 2017 includes $2.3 million for the settlement of the Harrison, et al v. Principal Investment, Inc. et al., and $2.0 million for our offer to reimburse certain bank overdraft or non-sufficient funds fees because of possible borrower confusion about certain electronic payments we initiated on their loans. For more information, see Note 18 - "Contingent Liabilities" of the Notes to Consolidated Financial Statements included in the Company's Form 10-K filed with the SEC on March 18, 2018.

(7) Transaction-related costs include professional fees paid in connection with potential transactions, expenses related to the Company's Initial Public Offering on December 7, 2017, expenses related to the issuance of $135.0 million of the Company's additional Senior Secured Notes due 2022 in the fourth quarter of 2017 and the original issuance of $470.0 million of Senior Secured Notes due 2022 in the first quarter of 2017.

(8) Other adjustments include deferred rent and the intercompany foreign exchange impact. Deferred rent represents the non-cash component of rent expense.

28

Canada Segment – AEBITDA Reconciliation to Segment OI

Canada	2019 Q2	2019 Q1	2018 Full Year	2018 Q4	2018 Q3	2018 Q2	2018 Q1	2017 Full Year	2017 Q4	2017 Q3	2017 Q2	2017 Q1
Revenue	$ 54.3	$ 51.8	$ 191.9	$ 52.4	$ 46.2	$ 47.0	$ 46.3	$ 186.4	$ 50.6	$ 50.7	$ 43.6	$ 41.6
Provision for losses	19.5	17.4	73.0	21.6	24.4	14.4	12.6	45.1	8.8	15.7	10.3	10.2
Net revenue	34.8	34.4	118.9	30.8	21.8	32.7	33.7	141.3	41.8	34.9	33.3	31.3
Advertising costs	1.6	1.4	10.5	1.4	3.7	2.7	2.7	10.4	3.5	2.9	2.3	1.8
Non-advertising costs of providing services	17.1	17.3	67.8	17.1	17.6	16.7	16.5	63.0	16.3	16.4	15.1	15.3
Total cost of providing services	18.7	18.7	78.3	18.4	21.3	19.4	19.2	73.4	19.7	19.3	17.3	17.0
Gross margin	16.1	15.7	40.6	12.4	0.5	13.3	14.5	68.0	22.0	15.6	16.0	14.3
Corporate, district and other	5.6	5.2	19.6	4.8	5.1	4.8	4.9	17.0	4.5	4.7	4.4	3.4
Interest expense	2.4	3.0	4.0	2.7	1.2	0.0	0.1	0.2	0.1	0.1	0.1	0.0
Total operating expense	-	-	23.6	7.6	6.4	4.8	5.0	17.2	4.6	4.7	4.4	3.4
Segment operating income	8.1	7.5	17.0	4.8	(5.9)	8.5	9.5	50.8	17.4	10.9	11.5	10.9
Interest expense	2.4	3.0	4.0	2.7	1.2	0.0	0.1	0.2	0.1	0.1	0.1	0.0
Depreciation and amortization	1.2	1.2	4.5	1.2	1.1	1.1	1.1	4.5	1.2	1.2	1.1	1.1
EBITDA	11.7	11.7	25.5	8.7	(3.6)	9.6	10.7	55.5	18.7	12.2	12.7	12.0
Legal matters (1)	-	-	0.1	-	0.1	-	-	-	-	-	-	-
Share-based compensation (2)	-	-	-	-	-	-	-	0.2	0.2	-	-	-
Other adjustments (3)	(0.0)	0.0	0.3	0.1	0.1	0.2	0.0	(1.1)	(0.4)	(0.2)	(0.2)	(0.3)
Adjusted EBITDA	$ 11.7	$ 11.7	$ 25.9	$ 8.8	$ (3.4)	$ 9.8	$ 10.7	$ 54.6	$ 18.4	$ 12.0	$ 12.5	$ 11.7
Adjusted EBITDA Margin	21.5%	22.6%	13.5%	16.7%	NM	20.8%	23.2%	29.3%	36.4%	23.6%	28.7%	28.2%

(1) Legal matters for the year ended December 31, 2018 includes (a) a $1.8 million reduction of the liability related to our offer to reimburse certain bank overdraft or non-sufficient funds fees because of possible borrower confusion about certain electronic payments we initiated on their loans, (b) a securities class action lawsuit and (c) settlement of certain matters in California and Canada. Legal settlements for the year ended December 31, 2017 includes $2.3 million for the settlement of the Harrison, et al v. Principal Investment, Inc. et al., and $2.0 million for our offer to reimburse certain bank overdraft or non-sufficient funds fees because of possible borrower confusion about certain electronic payments we initiated on their loans. For more information, see Note 18 - "Contingent Liabilities" of the Notes to Consolidated Financial Statements included in the Company's Form 10-K filed with the SEC on March 18, 2018.

(2) We approved the adoption of share-based compensation plans during 2010 and 2017 for key members of senior management. The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.

(3) Other adjustments include deferred rent and the intercompany foreign exchange impact. Deferred rent represents the non-cash component of rent expense. Rent expense is recognized ratably on a straight-line basis over the lease term.

29